                                                              ARTHUR ANDERSEN



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-66939 for Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account on Form N-4.


Hartford, Connecticut                                 /s/ Arthur Andersen LLP
October 2, 2000